UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 7, 2023

Hilton Grand Vacations Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37794	81-2545345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6355 MetroWest Boulevard, Suite 180 Orlando, Florida	32835
(Address of principal executive offices)	(Zip Code)

(407) 613-3100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	HGV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 7, 2023, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Hilton Grand Vacations Inc. (the “Company”) approved the Hilton Grand Vacations Inc. Incentive Program (the “Program”). The purpose of the Program is to set forth the governing terms and conditions of the short-term and long-term incentive programs of the Company, which programs incentivize the performance and retention of certain key employees, including the Company’s named executive officers, through short-term annual cash-based bonus awards (“STI Awards”) and long-term equity-based awards (“LTI Awards”). The Program operates as a subplan of the Hilton Grand Vacations Inc. 2017 Omnibus Incentive Plan, as amended, or any successor plan, and includes the permissible ranges for target values for the annual STI Awards and LTI Awards, as well as permissible payout ranges for both. The Program also includes the permissible allocations of different types of equity awards that comprise the LTI Award.

The Compensation Committee’s approval of the Program does not create a guarantee of an STI Award or LTI Award at any time to any participant nor does it supplant the required approval of the Compensation Committee for annual STI Awards or LTI Awards to the Company’s executive officers. Instead, the Program is intended to provide a menu of options for the Compensation Committee to select from when reviewing, determining and setting compensation. The Compensation Committee will continue to approve each year all STI Awards and LTI Awards for the Company’s executive officers, and all terms and conditions thereof, consistent with its current practice.

This summary is qualified in its entirety by reference to the full text of the Program, filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 10.1	Hilton Grand Vacations Inc. Incentive Program

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILTON GRAND VACATIONS INC.

By:	/s/ Charles R. Corbin
Charles R. Corbin
Executive Vice President, General Counsel and Secretary

Date: March 10, 2023